EXHIBIT 99.1
                                                                    ------------

             IVOICE SUBSIDIARY SECURES RIGHTS TO LAND FOR COMPANY'S
                      FIRST ANTICIPATED BIODIESEL FACILITY

08:30 EDT Tuesday, July 25, 2006

MATAWAN, N.J. (Business Wire) -- iVoice, Inc. (OTC Bulletin Board:IVOI), a developer and licensor of proprietary technologies, announced today that iVoice Innovations, Inc., a wholly-owned subsidiary of iVoice, has entered into an Option Agreement to acquire four acres of land in Hanover County, Virginia, approximately 20 miles from Richmond, Virginia, together with all improvements, easements, water rights, mineral rights and other structures for a total cost of $800,000. The transaction is expected to close during the third quarter or fourth quarter 2006. The Company plans to use the location as the site of a proposed new biodiesel facility. iVoice recently announced it had authorized a non-binding Letter of Intent to acquire the rights to develop biodiesel technology, the fastest growing alternative fuel in America.

The Company plans to immediately commence a study to determine the scope and feasibility of the project. Upon completion of the study, engineering, design and permitting issues will be assessed in order to facilitate completion. The facility is also subject to regulatory permitting for use of producing biodiesel at the facility. The Company is currently in discussions with potential partners, who could share in the development costs and provide additional expertise.

"We are pleased that we have been able to conclude negotiations on such an ideal location for a new facility," said iVoice Chairman and CEO Jerry Mahoney. "This site is strategically located close to customers who could use our biodiesel technology and ideal for the size of project we contemplate."

Biodiesel is a cleaner burning fuel that can be made from domestic renewable resources such as soybean oil. The alternative fuel can be used in any diesel engine with few or no modifications, in pure form or blended with petroleum diesel at any level. Biodiesel significantly reduces emissions while offering similar performance to diesel. Today, about 600 major fleets use biodiesel nationwide. More than 700 retail filling stations make various biodiesel blends available to the public, and 1,600 petroleum distributors carry it nationwide.

More information will follow as the company progresses with its plan.


About iVoice, Inc.

iVoice has determined that the best way to create shareholder value, separate and apart from the operating performance of iVoice, is to implement new business opportunities by distributing shares of spin-offs to the company's shareholders. The common stock distributions are part of a broader strategy relating to the transition of iVoice into a company focused on the development and licensing of proprietary technologies. We also continue to search for potential merger candidates with or without compatible technology and products, which management feels may make financing more appealing to potential investors.
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Certain information included in this press release, may contain forward-looking statements about our current and expected performance trends, growth plans, business goals and other matters. These statements may be contained in our filings with the Securities and Exchange Commission, in our press releases, in other written communications, and in oral statements made by or with the approval of one of our authorized officers. Information set forth in this press release contains various "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "should," "will," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.


For more information on iVoice, please visit http://www.ivoice.com


CEOcast, Inc. for iVoice
Andrew Hellman, 212-732-4300